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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 30, 2002

                        Lawrence Financial Holdings, Inc.
                        ---------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

      Maryland                       0-31847                31-1724442
      --------                      ---------               ----------
(State or other Jurisdiction of     (Commission             (IRS Employer
 Incorporation or Organization)     File Number)            Identification No.)

                   301 South Fifth Street, Ironton, Ohio 45638
                   -------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (740) 532-0263
                                 ---------------
              (Registrant's Telephone Number, including Area Code)

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, If Changed Since Last Report)





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ITEM 5.  OTHER EVENTS.
         ------------

      On September 30, 2002, Lawrence Financial Holdings, Inc. issued a press release which announced that, at the direction of the Office of Thrift Supervision, it has recorded an additional provision for loan losses of $242,000 for the quarter ended September 30, 2002. The press release is attached as
Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND OTHER EXHIBITS.
         ---------------------------------------

      Exhibit 99.1   Press Release dated September 30, 2002.














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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    LAWRENCE FINANCIAL HOLDINGS, INC.




Date: September 30, 2002            By: /s/ RobRoy Walters
                                        ---------------------------------------
                                        RobRoy Walters
                                        Senior Vice President and
                                        Chief Financial Officer